UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2023

BIOSTAGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35853	45-5210462
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 October Hill Road, Suite 11, Holliston, MA	01746
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (774) 233-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This current report on Form 8-K/A (the “Amendment”) amends the current report on Form 8-K filed on March 14, 2023 by Biostage, Inc. or the Company, with the U.S. Securities and Exchange Commission (the “Original Form 8-K”). The Original Form 8-K disclosed that the employment of Junli (Jerry) He as the Company’s Chairman and Chief Executive Officer. The sole purpose of this Amendment is to file an amendment to the employment agreement which was originally filed as Exhibit as 10.1 to amend and correct the number of milestone based options granted to Mr. He. No other changes have been made to the Original Form 8-K.

Item 3.02.	Unregistered Sale of Equity Securities.

The information contained below in Item 5.02 related to the contemplated option grants is hereby incorporated by reference into this Item 3.02.

To the extent the grant of such options, is deemed a “sale” or “offer to sell” under the Securities Act of 1933, as amended, such options (including the shares issuable upon exercise of the options), were and will be sold and issued without registration under the Securities Act in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and Rule 506 promulgated under the Securities Act as sales to an accredited investor, and in reliance on similar exemptions under applicable state laws.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in the Original Form 8-K, the Company entered into an Employment Agreement (“Employment Agreement”) with Mr. He. Among other things, Mr. He received, as a long term incentive grant, a nonqualified stock option to purchase shares of common stock as follows: (i) an option to purchase 732,384 shares of Common Stock (the “Time Based Grant”) and (ii) an option to purchase up to 488,256 shares (the “Milestone Grant”). With respect to the Time Based Grant, the option vests monthly in thirty-six substantially equal monthly installments on each monthly anniversary of the Grant Date. With respect to the Milestone Grant, the option vests in two increments, each for 244,128 shares, with such vesting subject to certain performance milestones as determined by the Board.

On July 10, 2023, the Company and Mr. He amended the terms of Mr. He’s employment agreement to amend and reduce the shares subject to the Milestone Grant from 488,256 shares to 267,616 shares, which such amended Milestone Grant continues to vest in two increments, each for 133,808 shares.

The foregoing is a summary of the amendment to the terms of the Employment Agreement. The summary does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment to the Employment Agreement, which has been filed as Exhibit 10.1 to this Current Report on Form 8-K/A and incorporated by reference to this Item 5.02.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Title
10.1#	Amendment to Employment Agreement, dated as of July 10, 2023, by and between Biostage, Inc. and Junli He
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

#	Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSTAGE, INC.
(Registrant)

July 10, 2023	/s/ Joseph Damasio
(Date)	Joseph Damasio
Chief Financial Officer